MicroAge Computer Centers

                               Franchise Agreement

                                TABLE OF CONTENTS
                                -----------------

Section                                                                                                        Page
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1.       INTRODUCTION.............................................................................................1

2.       GRANT OF FRANCHISE.......................................................................................1

3.       DEVELOPMENT OF CENTER....................................................................................2
         A.       CONVERSION OF CENTER............................................................................2
         B.       CENTER OPENING..................................................................................2

4.       COMPANY SUPPORT..........................................................................................2
         A.       OPERATING MANUAL................................................................................2
         B.       SUPPORT SERVICES................................................................................2
         C.       TRAINING........................................................................................3

5.       MARKS....................................................................................................3
         A.       OWNERSHIP AND GOODWILL OF MARKS.................................................................3
         B.       LIMITATIONS ON FRANCHISEE'S USE OF MARKS........................................................3
         C.       PROHIBITED USES.................................................................................3
         D.       DISCONTINUANCE OF USE OF MARKS..................................................................3

6.       CONFIDENTIAL INFORMATION.................................................................................4

7.       EXCLUSIVE RELATIONSHIP...................................................................................4

8.       RELATIONSHIP OF THE PARTIES/INDEMNIFICATION..............................................................4

9.       FEES AND PAYMENTS AND SOURCE OF SUPPLY...................................................................5
         A.       PRODUCT PURCHASES...............................................................................5
         B.       PRODUCT HOLD/INTEREST ON LATE PAYMENTS..........................................................5

10.      OPERATING STANDARDS......................................................................................6
         A.       AUTHORIZED PRODUCTS AND SERVICES................................................................6
         B.       PRODUCT ORDERING AND SALES......................................................................6
         C.       COMPLIANCE WITH LAWS............................................................................6
         D.       CODE OF ETHICS..................................................................................6
         E.       MANAGEMENT OF THE CENTER/CONFLICTING AND COMPETING
                  INTERESTS.......................................................................................7
         F.       INSURANCE.......................................................................................7

11.      ADVERTISING AND PROMOTION................................................................................7

12.      ACCOUNTING, REPORTS AND FINANCIAL STATEMENTS.............................................................7

13.      INSPECTIONS AND AUDITS...................................................................................8

14.      TRANSFER.................................................................................................8
         A.       BY THE COMPANY..................................................................................8
         B.       YOU MAY NOT TRANSFER WITHOUT APPROVAL OF THE COMPANY............................................8
         C.       CONDITIONS FOR APPROVAL OF TRANSFER.............................................................8
         D.       TRANSFER TO A CORPORATION OR PARTNERSHIP........................................................9
         E.       DEATH OR DISABILITY OF FRANCHISEE..............................................................10
         F.       THE COMPANY'S RIGHT OF FIRST REFUSAL...........................................................10

15.      RENEWAL OF FRANCHISE....................................................................................10
         A.       MUTUAL AGREEMENT TO RENEW......................................................................10
         B.       RENEWAL AGREEMENTS/RELEASES....................................................................11

16.      TERMINATION OF THE FRANCHISE............................................................................11
         A.       TERMINATION WITHOUT CAUSE......................................................................11
         B.       TERMINATION BY THE COMPANY.....................................................................11

17.      RIGHTS AND OBLIGATIONS UPON TERMINATION OR EXPIRATION OF THE
         FRANCHISE...............................................................................................12
         A.       PAYMENT OF AMOUNTS OWED TO THE COMPANY.........................................................12
         B.       MARKS..........................................................................................12
         C.       CONFIDENTIAL INFORMATION.......................................................................13
         D.       COVENANT NOT TO COMPETE........................................................................13
         E.       CONTINUING OBLIGATIONS.........................................................................13

18.      MISCELLANEOUS PROVISIONS................................................................................14
         A.       JUDICIAL ENFORCEMENT, INJUNCTION AND SPECIFIC
                  PERFORMANCE....................................................................................14
         B.       ARBITRATION....................................................................................14
         C.       SEVERABILITY AND SUBSTITUTION OF VALID PROVISIONS..............................................15
         D.       WAIVER OF OBLIGATIONS..........................................................................15
         E.       RESERVATION OF RIGHTS..........................................................................15
         F.       YOU MAY NOT WITHHOLD PAYMENTS DUE THE COMPANY..................................................16
         G.       RIGHTS OF PARTIES ARE CUMULATIVE...............................................................16
         H.       WAIVER OF PUNITIVE DAMAGES.....................................................................16
         I.       WAIVER OF JURY TRIAL...........................................................................16
         J.       LIMITATION OF CLAIMS...........................................................................16
         K.       COSTS AND ATTORNEYS' FEES......................................................................16

         L.       GOVERNING LAW..................................................................................17
         M.       CONSENT TO JURISDICTION AND VENUE..............................................................17
         N.       FORCE MAJEURE..................................................................................17
         O.       CONSTRUCTION...................................................................................17

19.      NOTICES.................................................................................................18


Exhibits and Attachments
------------------------

                           Personal Guaranty
                           State-Specific Riders
         Exhibit A-2       Statement of Franchisee
         Exhibit A-3       Franchisee Disclosure Questionnaire (for use in Illinois only)
         Exhibit A-4       Code of Ethics

                            MICROAGE COMPUTER CENTERS
                               FRANCHISE AGREEMENT
                               -------------------

         THIS  AGREEMENT  (the   "Agreement")   is  made  and  entered  into  on
______________, 19___, by and between MICROAGE COMPUTER CENTERS, INC., a Delaware corporation, with its principal office at 2400 South MicroAge Way, Tempe, Arizona 85282-1896 (the "Company") and __________________________________
________________________________________________________________________  ("you"
"your" or "Owner"), a _____________ corporation, whose principal business address is _____________________________________________________________________
_______________________________________________________________________________.

1.       INTRODUCTION.
         -------------

         The MicroAge family of companies franchises and operates sales and support locations that specialize in the marketing of computer hardware and software and other high technology products, maintenance and repair services for these products, related consultation services and additional products and services introduced from time to time. These sales locations are known as "MicroAge Computer Centers." The Company owns, uses and licenses certain trademarks, service marks and commercial symbols in the operation and franchising of MicroAge Computer Centers, including the trade and service marks MicroAge(R) and The Solution Center(R), all of which are collectively referred to as the "Marks." MicroAge Computer Centers use the Marks and are operated with certain business formats, systems, methods and standards, all of which may be improved, developed or modified in the future.

         You own and operate an independent computer sales location and desire to convert this location to a MicroAge Computer Center. You have applied for a franchise to own and operate a MicroAge Computer Center at the location identified above as your principal business address and the application has been approved by the Company based on the representations made in the application and in the Statement of Franchisee attached as Exhibit A-2 or the Franchisee Disclosure Questionnaire attached as Exhibit A-3.

2.       GRANT OF FRANCHISE.
         -------------------

         The Company grants you a nonexclusive franchise (the "Franchise") to operate a MicroAge Computer Center at the location specified above (the "Center"), and to use the Marks in its operation for a term of 10 years starting on the date of this Agreement. You will be responsible for converting your existing computer sales location to a MicroAge Computer Center. You may not relocate the Center without the Company's prior written consent, which consent will not be unreasonably withheld, and you will pay all expenses in connection with the relocation, including any expenses incurred by the Company. Termination or expiration of this Agreement constitutes a termination or expiration of the Franchise.

3.       DEVELOPMENT OF CENTER.
         ----------------------

         A.       CONVERSION OF CENTER.
                  ---------------------

         The Center must meet the Company's requirements for professional appearance and must comply with all applicable Vendor requirements. You will use, in the development and operation of the Center, only those types of fixtures, equipment and signs that create and enhance the professional appearance of the Center.

         You will place or display at the premises of the Center (interior and exterior) only those signs, emblems, lettering and logos that are approved by the Company and meet applicable Vendor requirements. Subject to approval by the Company, you may continue to use your prior independent trade name (unless you were licensed to use this name by another franchisor or licensor) provided that the "MicroAge" Mark is always displayed in conjunction with the prior trade name.

         B.       CENTER OPENING.
                  ---------------

         You may open the Center for business as a MicroAge Computer Center only after the Center meets the Company's appearance requirements and all amounts due to the Company have been paid.

4.       COMPANY SUPPORT.
         ----------------

         A.       OPERATING MANUAL.
                  -----------------

         The Company will provide you, during the term of the Franchise, at least 1 copy of the Company's operating manual (the "Operating Manual," which may be in multiple volumes or provided by electronic means), which may include the following subjects: product ordering and payment policies and procedures; product pricing and fee levels; Marks usage criteria; directory of services; and other information to assist you in the operation, promotion and management of the Center. The Operating Manual is presently published under the name the BUSINESS BUILDER RESOURCE GUIDE. The provisions of the Operating Manual, which may be modified by the Company, constitute provisions of this Agreement. If there is a dispute regarding the contents of the Operating Manual, the master copy maintained by the Company at its principal office will be controlling. The Operating Manual is the Company's property and you must return it to the Company upon termination or expiration of this Agreement.

         B.       SUPPORT SERVICES.
                  -----------------

         The Company will provide certain services, information and assistance to you in connection with the operation of the Center: (1) a product ordering system; (2) a product information system; (3) plan and make available regional and national meetings; and (4) other services, information and assistance described in the Operating Manual. In addition, the Company may offer certain services, information and assistance on a fee basis as described in the Operating Manual.

         C.       TRAINING.
                  ---------

         The Company may, at its option, furnish initial training to you in the operation of a MicroAge Computer Center during times designated by the Company. At the Company's option, training may be furnished at the Company's or your principal offices. You are responsible for any salary, travel and living expenses which you or your employee(s) incur in connection with training.

5.       MARKS.
         ------

         A.       OWNERSHIP AND GOODWILL OF MARKS.
                  --------------------------------

         Your right to use the Marks arises solely from this Agreement. This right is limited to the operation of the Center in compliance with this Agreement and the Operating Manual. Any unauthorized use of the Marks by you will constitute an infringement of the rights of the Company. Your use of the Marks and the goodwill created from this usage will be for the exclusive benefit of the Company. You agree to immediately notify the Company of any apparent infringement of any Mark or claim by any person of any rights in any Mark. All provisions of this Agreement applicable to the Marks will apply to any additional trademarks, service marks and commercial symbols authorized by the Company for your use.

         B.       LIMITATIONS ON FRANCHISEE'S USE OF MARKS.
                  -----------------------------------------

         You will use the Marks as the predominant identification of the Center, but you must identify yourself as the independent owner of the Center in the manner prescribed by the Company. You cannot use any Mark as part of any corporate or trade name or with any prefix, suffix or other modifying words, terms, designs or symbols (other than logos licensed to you under this Agreement), or in any modified form. You will display the Marks in the manner prescribed by the Company and will obtain fictitious or assumed name registrations as may be required under applicable law.

         C.       PROHIBITED USES.
                  ----------------

         You cannot use any Mark on any product or promotional items offered, sold or distributed by you or in any other manner not expressly authorized in writing by the Company.

         D.       DISCONTINUANCE OF USE OF MARKS.
                  -------------------------------

         If the Company decides it is advisable for the Company and/or you to modify or discontinue use of any Mark, and/or use additional or substitute trade or service marks, you must comply within a reasonable time after notice by the Company.

6.       CONFIDENTIAL INFORMATION.
         -------------------------

         The Company and its related companies possess certain confidential information relating to the operation of MicroAge Computer Centers (the "Confidential Information") and will disclose the Confidential Information to you in the Operating Manual and in providing information, training, services and assistance during the term of the Franchise. You will not acquire any interest in the Confidential Information other than the right to use it during the term of the Franchise and that your use in any other business constitutes an unfair method of competition. The Confidential Information is proprietary, may involve trade secrets of the Company and is disclosed to you solely on the condition that you: (a) do not use the Confidential Information in any other business or capacity; (b) maintain the confidentiality of the Confidential Information during and after the term of the Franchise; (c) do not make unauthorized copies (in written or electronic form) of the Confidential Information; and (d) adopt and implement all procedures prescribed from time to time by the Company to prevent unauthorized use or disclosure of the Confidential Information, including restrictions on disclosure to employees of the Center and the use of nondisclosure and noncompetition agreements with employees who have access to the Confidential Information.

7.       EXCLUSIVE RELATIONSHIP.
         -----------------------

         You acknowledge that you could not engage in a Competing Business (defined below) during the term of this Agreement and also faithfully perform your obligations to use your best efforts to promote and enhance the business of the Center and to protect the Confidential Information and the Marks. During the term of this Agreement neither you, nor any of your shareholders or partners (in the event you are doing business as a corporation or partnership), nor any member of your immediate family will: (a) have any direct or indirect controlling ownership interest in any business operating under a name, trademark, logo, symbol or similar identification licensed by or otherwise identifying a competitor of the Company ("Competing Business"), wherever the Competing Business is located; (b) have any other ownership interest whatsoever in any Competing Business, where the Competing Business is located or operating within 50 miles of the Center or any other MicroAge Computer Center; (c) perform services as a director, officer, manager, employee, consultant, representative, agent or otherwise for any Competing Business wherever located; or (d) have any direct or indirect interest in any entity which has granted or is granting franchises or licenses to others to operate a Competing Business. These restrictions will not apply to your ownership of other MicroAge Computer Centers nor to your ownership of securities in a Competing Business if these securities are listed on a stock exchange or traded on the over-the-counter market and represent 1% or less of that class of securities. Further, "Competing Business" shall not include lines of business which you were engaged in prior to the date of this Agreement, as confirmed in writing by you and accepted in writing by the Company.

8.       RELATIONSHIP OF THE PARTIES/INDEMNIFICATION.
         --------------------------------------------

         You and the Company are independent contractors, and nothing in this Agreement is intended to make either party an agent, partner or employee of the other party. You will conspicuously identify yourself at the premises of the

Center and in all dealings with third parties as the independent owner of the Center under a franchise agreement with the Company and will place other notices of independent ownership on forms, stationery, advertising and other materials as the Company may require. Neither the Company nor you will make any express or implied agreements, warranties or representations, or incur any debt, in the name of or on behalf of the other or represent that the relationship between the parties is other than franchisor and franchisee. The Company will have no liability for any taxes levied upon you, the Center or the Company, in connection with the sales made, services performed or business conducted by you.

         You will indemnify, defend and hold harmless the Company and its related entities and their shareholders, directors, officers, employees, agents, successors and assignees (the "Indemnified Parties") against any liability for any claims directly or indirectly arising out of the operation of the Center. For purposes of this indemnification, "claims" means and includes all claims, obligations, actual and consequential damages, taxes, attorneys' fees and costs reasonably incurred in the defense of any claim against the Indemnified Parties. The Company will have the right to defend any claims. This indemnity will continue in full force and effect after expiration or termination of this Agreement.

9.       FEES AND PAYMENTS AND SOURCE OF SUPPLY.
         ---------------------------------------

         A.       PRODUCT PURCHASES.
                  ------------------

         You are required to purchase from the MicroAge family of companies no less than $100,000 in products (based on invoices to you) during each calendar quarter. You will pay a mark-up or override on all products you purchase from or through the Company, which is referred to as the "Product Fee." The Product Fee may vary from product to product and will be listed in the Operating Manual or electronic price guide. Payment for products will be made no later than the shipment date or on other credit terms described in the Operating Manual and offered by the Company in its sole discretion. The Company has the right to receive commissions, cash or other items of benefit from any of the Company's vendors or other third party providers of goods or services.

         The Company, or its designee, shall be your primary source for purchase of products. You shall use your best efforts to purchase from the Company your requirements for products available from the Company and listed in the Company's then current price guide.

         B.       PRODUCT HOLD/INTEREST ON LATE PAYMENTS.
                  ---------------------------------------

         If you are delinquent in payment of amounts due to the Company, you may not be permitted, in the Company's sole discretion, to purchase products from the Company or to utilize the Company's support services. In addition, all amounts you owe the Company and its related companies, will bear interest after due date at the highest applicable legal rate for open account business credit, not to exceed 2% per month. The Company has sole discretion to apply any payments by you to any of your past due indebtedness. This Section 9B does not constitute the Company's agreement to accept payments after they are due or a commitment by the Company to extend credit to or finance your operation of the Center.

10.      OPERATING STANDARDS.
         --------------------

         A.       AUTHORIZED PRODUCTS AND SERVICES.
                  ---------------------------------

         In order to maintain the image of MicroAge Computer Centers as professionally operated locations offering, selling and supporting quality computer products and related products and services, you will not offer or sell any products or services other than computer products and related products and services, nor will the Center or its premises be used for any purposes other than the operation of a MicroAge Computer Center in accordance with this Agreement.

         B.       PRODUCT ORDERING AND SALES.
                  ---------------------------

         Product ordering procedures are described in the Operating Manual. You will comply with all applicable vendor requirements. The Company cannot sell or ship any product to you for which you do not possess dealership authorization from the vendor. The Company will honor all vendor dealership authorization requirements and cannot assure or guarantee that any vendor will continue to authorize the Company's distribution or your sale of any vendor's products. You will sell product only to end-users, to third parties authorized by the applicable vendor, or to another member of the MicroAge network for the limited purpose of assisting that reseller in serving its clients, and this assistance shall not exceed the lesser of $5,000 or 3% of your gross sales per month without the prior written consent of the Company.

         C.       COMPLIANCE WITH LAWS.
                  ---------------------

         You will secure and maintain in force all required licenses, permits and certificates relating to the operation of the Center and will operate the Center in full compliance with all applicable laws, ordinances and regulations. You will notify the Company in writing within 5 days of the commencement of any action, suit or proceeding, and of the issuance of any order, injunction, award or decree of any court or agency, which may adversely affect your or the Center's operation or financial condition.

         D.       CODE OF ETHICS.
                  ---------------

         You shall abide by and cause your employees to abide by the "Code of Ethics" adopted (and as amended) by the Company. The Code of Ethics, attached as Exhibit A-4, is a statement of the Company's policies on good business practices, fair dealing, cooperative activities and other matters relating to the operation of MicroAge Computer Centers.

         E.       MANAGEMENT OF THE CENTER/
                  CONFLICTING AND COMPETING INTERESTS.
                  ------------------------------------

         You will at all times faithfully, honestly and diligently perform your obligations under this Agreement, will continuously exert your best efforts to promote and enhance the business of the Center, and will not engage in any other business or activity that requires substantial management responsibilities or otherwise may conflict with your obligations under this Agreement, unless you have obtained prior written approval from the Company in its sole discretion. You will not divert elsewhere any trade or business which could be transacted by you in or from the Center.

         F.       INSURANCE.
                  ----------

         You must, at all times during the term of the Franchise, maintain in force at your sole expense, comprehensive public, product and motor vehicle liability insurance against claims for bodily and personal injury, death and property damage caused by or occurring from the operation of the Center or the conduct of business by you pursuant to the Franchise, in the policy amount specified by the Company. All liability insurance policies must name the Company as an additional insured, contain a waiver by the insurance carrier of all subrogation rights against the Company and provide that the Company receive 30 days prior written notice of termination, expiration or cancellation or modification of any policy. Upon 30 days prior notice to you, the Company may increase the minimum protection requirement as of the renewal date of any policy, and require different or additional kinds of insurance at any time. You must furnish to the Company annually a copy of the certificate of or other evidence of the renewal or extension of each insurance policy.

11.      ADVERTISING AND PROMOTION.
         --------------------------

         You will list and advertise the Center in the principal regular (White Pages) telephone directory distributed within your primary trading area. Prior to their use by you, samples of all advertising and promotional materials not prepared or previously approved by the Company must be submitted to the Company for approval, which approval will not be unreasonably withheld. If you have not received written disapproval within 5 days from the date of receipt by the Company of the materials, the Company will be deemed to have given the required approval. To safeguard against misrepresentations and to protect the integrity of the MicroAge Computer Center Ne work, and without limiting any other remedies available to the Company, the Company may require that any non-approved advertising and promotional material be changed, recalled or removed from circulation at your expense.

12.      ACCOUNTING, REPORTS AND FINANCIAL STATEMENTS.
         ---------------------------------------------

         You will establish and maintain, at your own expense, an automated accounting and record keeping system conforming to the requirements and formats prescribed by the Company. Upon written request, you will furnish reports and financial statements to the Company in the formats and on a periodic basis reasonably prescribed by the Company.

13.      INSPECTIONS AND AUDITS.
         -----------------------

         The Company or its designated agents will have the right, at any reasonable time upon prior notice, to inspect the Center and its equipment, supplies and inventory and to audit your books and records, including inventory records, to insure conformity and compliance with the Company's standards and specifications as described in this Agreement and the Operating Manual. You shall cooperate with the Company in all inspections and audits.

14.      TRANSFER.
         ---------

         A.       BY THE COMPANY.
                  ---------------

         This Agreement and the Franchise is fully transferable by the Company and will be for the benefit of any transferee or other legal successor to the interest of the Company in this Agreement.

         B.       YOU MAY NOT TRANSFER
                  WITHOUT APPROVAL OF THE COMPANY.
                  --------------------------------

         The rights and duties created by this Agreement are personal to you (or, if you are conducting business as a corporation or a partnership, to the "Owners") and the Company has granted the Franchise in reliance upon your individual or collective character, skill, aptitude, attitude, business ability and financial capacity. Accordingly, neither this Agreement, the Franchise, the Center (or any interest therein), the assets of the Center, nor any part or all of your ownership, may be transferred without the prior written approval of the Company, which approval will not be unreasonably withheld. Any transfer without approval will constitute a breach of this Agreement and be void and of no effect. As used in this Agreement, the term "transfer" means and includes the voluntary, involuntary, direct or indirect assignment, sale, gift or other transfer by you (or any of the Owners) of any interest in: (1) this Agreement;
(2) the Franchise; (3) your ownership; (4) the Center; or (5) the assets of the Center, including without limitation, any dealer authorizations.

         C.       CONDITIONS FOR APPROVAL OF TRANSFER.
                  ------------------------------------

         If you (and, if you are a corporation or partnership, the Owners) are in full compliance with this Agreement, the Company will not unreasonably withhold its approval of a transfer that meets all of the applicable requirements of this Section 14C. If the transfer is of the Franchise or a controlling interest, or is 1 of a series of transfers which, in the aggregate, constitute the transfer of the Franchise or a controlling interest, all of the following conditions must be met prior to, or concurrently with, the effective date of the transfer:

                  (1) the transferee must meet the Company's standards for MicroAge Computer Center franchisees;

                  (2) you must pay all amounts due and owing the Company, its related companies and third-party creditors which are then due and unpaid;

                  (3) the transferee must agree to execute the Company's then current standard franchise agreement;

                  (4) you or the transferee must pay the Company 50% of the initial franchise fee, if any, then charged by the Company for MicroAge Computer Center franchises;

                  (5) you (and the Owners) and the Company must execute a mutual general release, in form satisfactory to the Company, of any and all claims either party may have against the other and their respective related companies and their officers, directors, employees and agents;

                  (6) you must provide the Company with a copy of the final purchase contract relating to the proposed transfer with all supporting documents and schedules; and

                  (7) you and the Owners must execute a noncompetition covenant in favor of the Company and the transferee agreeing that, for a period of 6 months commencing on the effective date of the transfer, you, the Owners and members of your immediate family and each of the Owner's immediate families will not hold any direct or indirect interest as a disclosed or beneficial owner, investor, partner, director, officer, employee, consultant, representative or agent, or in any other capacity, in any Competing Business located or operating within a radius of 50 miles of the Center or of any other MicroAge Computer Center in operation or under construction on the effective date of transfer, or in any entity which is granting franchises or licenses to others to operate any Competing Business.

         If the proposed transfer is to or among the Owners, Subparagraph (4) of the above requirements will not apply.

         D.       TRANSFER TO A CORPORATION OR PARTNERSHIP.
                  -----------------------------------------

         If you are in full compliance with this Agreement, the Company will not unreasonably withhold its approval of a proposed assignment or transfer of this Agreement and the Franchise to a corporation or partnership which conducts no business other than the Center and in which you maintain management control and own and control 67 % of the general partnership interest or equity and voting power of all issued and outstanding capital stock. Transfers of shares or partnership interests in the corporation or partnership will be subject to the provisions of this Section 14D. You will remain personally liable under this Agreement as if the transfer to the corporation or partnership has not occurred.

         E.       DEATH OR DISABILITY OF FRANCHISEE.
                  ----------------------------------

         Upon your death or permanent disability or, if you are a corporation or partnership, the owner of a controlling interest in you, the executor, administrator, conservator or other personal representative of such person, within a reasonable time, must assign his interest in the Franchise or you to a third party approved by the Company. The disposition of this Agreement and the Franchise must be completed within a reasonable time, not to exceed 6 months from the date of death or permanent disability and is subject to all of the terms and conditions of transfer set forth in this Section 14. Failure to so dispose of your interest or the interest of the principal Owner within said period of time will constitute a breach of this Agreement.

         F.       THE COMPANY'S RIGHT OF FIRST REFUSAL.
                  -------------------------------------

         If you (or the Owners) at any time determine to sell an interest in this Agreement, the Franchise, the Center, the assets of the Center or an ownership interest in you, you must obtain a bona fide, executed written offer and an earnest money deposit of at least 10% of the offering price from a responsible and fully disclosed purchaser and must submit a true and correct copy of the offer to the Company. The Company will have the right, exercisable by written notice delivered to you (or the Owners) within 30 days from the date of delivery of the offer to the Company, to purchase this interest in this Agreement, the Franchise, the Center, the assets of the Center or an ownership interest in you for the price and on the terms and conditions contained in the offer (provided that the Company may substitute cash for any proposed form of payment). If the Company does not exercise its right of first refusal, you (or the Owners) may complete the sale on the terms of the offer, subject to the Company's approval of the purchaser as provided in Sections 14B and 14C. If the sale to this purchaser is not completed within 120 days after delivery of the offer to the Company, or there is a material change in the terms of the sale, the Company will again have a right of first refusal.

15.      RENEWAL OF FRANCHISE.
         ---------------------

         A.       MUTUAL AGREEMENT TO RENEW.
                  --------------------------

         If, upon expiration of the initial term of the Franchise, you have substantially complied with all provisions of this Agreement, you may request renewal of the Franchise for an additional term equal to the customary initial term granted under the Company's then current form of franchise agreement. Your request to renew must be in writing and received by the Company at least 180 days but no more than 270 days before the expiration of the initial term of this Agreement. The Company, in its sole discretion, may choose to accept or deny your request. If the Company chooses to accept your request for renewal, the Company will send you written notice of the acceptance within 30 days from receipt of your request. If the Company does not send you an acceptance notice, then the Company will be deemed to have denied the request for renewal.

         B.       RENEWAL AGREEMENTS/RELEASES.
                  ----------------------------

         To renew the Franchise, the Company and you (and the Owners) must execute the current form of franchise agreement and ancillary agreements as are then used by the Company in offering franchises for MicroAge Computer Centers (with appropriate modifications to reflect that it is a renewal franchise). The renewal agreements may contain provisions substantially different from this Agreement. You (and the Owners) and the Company must also execute a mutual general release, in form satisfactory to the Company, of all claims either party may have against the other and their respective related companies and their officers, directors, employees and agents. Failure by you (and the Owners) to sign the agreement(s) and release(s) within 60 days after delivery to you will be deemed an election by you not to renew the Franchise.

16.      TERMINATION OF THE FRANCHISE.
         -----------------------------

         A.       TERMINATION WITHOUT CAUSE.
                  --------------------------

         Both you and the Company will have the right to terminate this Agreement, without cause, on 180 days' notice to the other party; however, if you obtained dealer status authorization from IBM, Apple, Compaq or Hewlett-Packard during the term of this Agreement, you may terminate without cause only after 12 months' prior notice. If any law, statute, regulation, code or governmental authority prohibit the Company from terminating under this
Section 16A, then you will not have any right to terminate under this Section 16A. If the Agreement is terminated under this Section 16A, you (and the Owners) and the Company will execute a mutual general release, in form satisfactory to the Company and effective as of the date of termination, of any and all claims either party may have against the other and their respective related companies and their officers, directors, employees and agents.

         B.       TERMINATION BY THE COMPANY.
                  ---------------------------

         The Company will have the right to terminate this Agreement effective upon delivery of notice of termination to you, if you (or the Owners): (1) abandons or fails actively to operate the Center for 3 consecutive business days unless the Center has been closed for a purpose approved by the Company; (2) have made any material misrepresentation or omission in your application for the Franchise; (3) are convicted of, or plead, or have pleaded no contest to a felony or other crime or offense; (4) violate the restrictions on competition described in Section 7; (5) fail to meet the minimum quarterly dollar requirement for the purchase of products from the Company; (6) make an unauthorized transfer as described in Section 14; (7) make any unauthorized use or disclosure of any Confidential Information; (8) fail to make payment of any amounts due the Company or its related companies hereunder and do not correct this failure within 10 days after written notice of failure is delivered to you;
(9) fail to purchase from the Company as your primary source of supply as described in Section 9A; (10) fail to comply with any other provision of this Agreement and do not: (a) correct this failure within 5 days if the failure relates to the use of any Mark, otherwise 30 days after written notice of the failure to comply is delivered to you or (b) provide proof acceptable to the

Company of efforts which are reasonably calculated to correct the failure if the failure cannot reasonably be corrected within 30 days after written notice of the failure to comply is delivered to you; or (11) fail on 2 or more separate occasions within any period of 12 consecutive months or on 3 occasions during the term of this Agreement to submit when due reports or other data, information or supporting records or to pay amounts due to the Company or its related companies or otherwise fail to comply with this Agreement, whether or not these failures to comply are corrected after notice is delivered to you.

17.      RIGHTS AND OBLIGATIONS
         UPON TERMINATION OR EXPIRATION OF THE FRANCHISE.
         ------------------------------------------------

         A.       PAYMENT OF AMOUNTS OWED TO THE COMPANY.
                  ---------------------------------------

         You will pay to the Company within 15 days after the effective date of termination or expiration of the Franchise, or any later date that the amounts due are determined, amounts due for products you have purchased from the Company or its related companies, interest due and all other amounts owed to the Company and its related companies which are then unpaid.

         B.       MARKS.
                  ------

         You agree that, upon the termination or expiration of the Franchise, you will:

                  (1) not directly or indirectly, at any time or in any manner, identify yourself or any business as a current or former MicroAge
         Computer Center, or as a franchisee, licensee or dealer of or as otherwise associated with the Company, or use any Mark, any colorable imitation thereof or other indicia of a MicroAge Computer Center in any manner or for any purpose, or utilize any trade name, trade or service mark or other commercial symbol that suggests or indicates a connection or association with the Company;

                  (2) return to the Company (or destroy at the Company's direction) all signs, sign-faces, catalogues, forms, invoices and other materials containing any Mark and allow the Company to remove all of these items from the Center;

                  (3) take any action required to cancel all fictitious or assumed name registrations relating to your use of any Mark;

                  (4) notify the telephone company and all listing agencies of the termination or expiration of your right to use any regular, classified or other telephone directory listings associated with any Mark and to authorize transfer of same to or at the direction of the Company. If you fail to so notify the telephone company and all listing agencies, the Company has the right to notify these parties and to take whatever action necessary to change the listings; and

                  (5) furnish to the Company, within 60 days after the effective date of termination or expiration, evidence satisfactory to the Company of your compliance with the foregoing obligations.

         C.       CONFIDENTIAL INFORMATION.
                  -------------------------

         Upon termination or expiration of the Franchise, you will immediately cease to use the Confidential Information of the Company disclosed to you pursuant to this Agreement and return to the Company all copies of the Operating Manual (whether in written form or in other media) which have been provided to you by the Company.

         D.       COVENANT NOT TO COMPETE.
                  ------------------------

         Upon termination or expiration of this Agreement, you and the Owners agree that, for a period of 6 months commencing on the effective date of termination or the date on which you cease to conduct business, whichever is later, neither you nor the Owners will have any direct or indirect interest (through a member of your immediate family or the immediate family of the Owners or otherwise) as a disclosed or beneficial owner, investor, partner, director, officer, employee, consultant, representative or agent or in any other capacity in: (1) any Competing Business located or operating at or from the premises of the Center; (2) any Competing Business located or operating within a radius of 50 miles of the premises of the Center or any other MicroAge Computer Center in operation or under construction on the effective date of termination; or (3) any entity which is granting franchises or licenses to others to operate a Competing Business.

         You and the Owners acknowledge that you both possess skills and abilities of a general nature and have other opportunities for exploiting these skills and that enforcement of the covenants made in this Section 17D will not deprive any of you of your personal goodwill or ability to earn a living. This
Section 17D will not apply to ownership of shares of a class of securities of a Competing Business listed on a stock exchange or traded on the over-the-counter market that represent 1% or less of the number of shares of that class of securities issued and outstanding.

         E.       CONTINUING OBLIGATIONS.
                  -----------------------

         All obligations of the Company, you or the Owners, which expressly or by their nature survive the expiration or termination of this Agreement, will continue in full force and effect subsequent to its expiration or termination until they are satisfied in full or expire.

18.      MISCELLANEOUS PROVISIONS.
         -------------------------

         A.       JUDICIAL ENFORCEMENT, INJUNCTION
                  AND SPECIFIC PERFORMANCE.
                  -------------------------

         The Company will be entitled, without bond, to the entry of temporary, preliminary and permanent orders of specific performance enforcing the provisions of this Agreement or any other related agreement relating to: your use of the Marks; the non-competition restrictions applicable to you or the Owners; your obligations upon termination or expiration of this Agreement; and transfer or attempted transfer of this Agreement, the Franchise, the Center, the assets of the Center or your ownership. If the Company secures any injunction or order of specific performance, you will pay to the Company an amount equal to the aggregate of its costs of obtaining this relief, including, without limitation, reasonable attorneys' fees, costs and expenses as provided in
Section 18K, and any damages incurred by the Company as a result of the breach of any provision.

         B.       ARBITRATION.
                  ------------

         ALL CONTROVERSIES, DISPUTES OR CLAIMS ARISING BETWEEN THE COMPANY, ITS OFFICERS, DIRECTORS, AGENTS, EMPLOYEES AND ATTORNEYS (IN THEIR REPRESENTATIVE CAPACITY) AND YOU (THE OWNERS AND GUARANTORS, IF APPLICABLE) ARISING OUT OF OR RELATED TO: (1) THIS AGREEMENT OR ANY OF ITS PROVISIONS OR ANY RELATED AGREEMENT; (2) THE RELATIONSHIP OF THE PARTIES; OR (3) THE VALIDITY OF THIS AGREEMENT OR ANY RELATED AGREEMENT, WILL BE SUBMITTED FOR ARBITRATION TO BE ADMINISTERED BY THE PHOENIX OFFICE OF THE AMERICAN ARBITRATION ASSOCIATION ON DEMAND OF EITHER PARTY, UNLESS THE COMPANY ELECTS TO ENFORCE THIS AGREEMENT OR ANY OTHER RELATED AGREEMENT BY JUDICIAL PROCESS. THE ARBITRATION PROCEEDINGS WILL BE CONDUCTED IN PHOENIX, ARIZONA AND, EXCEPT AS OTHERWISE PROVIDED IN THE AGREEMENT, WILL BE CONDUCTED IN ACCORDANCE WITH THE THEN CURRENT COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. THE ARBITRATOR WILL HAVE THE RIGHT TO AWARD OR INCLUDE IN HIS AWARD ANY RELIEF WHICH HE DEEMS PROPER IN THE CIRCUMSTANCES, INCLUDING WITHOUT LIMITATION, MONEY DAMAGES (WITH INTEREST ON UNPAID AMOUNTS FROM DATE DUE), SPECIFIC PERFORMANCE, INJUNCTIVE RELIEF, AND ATTORNEYS' FEES AND COSTS IN ACCORDANCE WITH SECTION 18K. THE AWARD AND DECISION OF THE ARBITRATOR WILL BE CONCLUSIVE AND BINDING UPON ALL PARTIES AND JUDGMENT UPON THE AWARD MAY BE ENTERED IN ANY COURT OF COMPETENT JURISDICTION. THE PARTIES FURTHER AGREE TO BE BOUND BY THE PROVISIONS OF ANY APPLICABLE LIMITATION ON THE PERIOD OF TIME IN WHICH THE CLAIMS MUST BE BROUGHT. THE PARTIES FURTHER AGREE THAT, IN CONNECTION WITH ANY ARBITRATION PROCEEDING, EACH WILL FILE ANY

COMPULSORY COUNTERCLAIM (AS DEFINED BY RULE 13 OF THE FEDERAL RULES OF CIVIL PROCEDURE) WITHIN 30 DAYS OF THE DATE OF THE FILING OF THE CLAIM TO WHICH IT RELATES. THIS SECTION 18B WILL CONTINUE IN FULL FORCE AND EFFECT SUBSEQUENT TO AND NOTWITHSTANDING EXPIRATION OR TERMINATION OF THIS AGREEMENT. YOU AND THE COMPANY AGREE THAT ARBITRATION WILL BE CONDUCTED ON AN INDIVIDUAL, NOT A CLASS WIDE BASIS.

         C.       SEVERABILITY AND SUBSTITUTION OF VALID PROVISIONS.
                  --------------------------------------------------

         All provisions of this Agreement are severable and this Agreement will be interpreted and enforced as if all completely invalid or unenforceable provisions were not contained in this Agreement, and partially valid and enforceable provisions will be enforced to the extent valid and enforceable. To the extent that Section 7, Section 14C(7) or Section 17D is deemed unenforceable by virtue of its scope in terms of area or length of time but may be made enforceable by reductions of either or both you and the Company agree that same will be enforced to the fullest extent permissible under the laws and public policies applied in the jurisdiction in which enforcement is sought. If any applicable law or rule of any jurisdiction requires a greater prior notice of the termination of or refusal to renew this Agreement than is required in this Agreement or the taking of some other action not required under this Agreement or if under any applicable and binding law or rule of any jurisdiction, any provision of this Agreement is invalid or unenforceable, the prior notice and/or other action required by this law or rule shall be substituted or the invalid or unenforceable provision will be modified to the extent required to be valid and enforceable. Any modifications to this Agreement will be effective only in the applicable jurisdiction and will be enforced as originally made and entered into in all other jurisdictions.

         D.       WAIVER OF OBLIGATIONS.
                  ----------------------

         The Company and you may by written instrument unilaterally waive any obligation of or restriction upon the other under this Agreement. No acceptance by the Company of any payment by you or any other person or entity and no failure, refusal or neglect of the Company or you to exercise any right under this Agreement or to insist upon full compliance by the other with its obligations will constitute a waiver of any provision of this Agreement.

         E.       RESERVATION OF RIGHTS.
                  ----------------------

         The Company and its related companies retain the right to: (1) sell the products and services authorized for MicroAge Computer Centers under the Marks and other trademarks and service marks, through similar or dissimilar channels of distribution, and pursuant to any terms and conditions the Company deems appropriate; (2) sell any other products or services under the Marks; (3) own, operate or franchise MicroAge Computer Centers or other computer sales businesses at locations as the Company, in its sole discretion, deems appropriate; and (4) offer other franchise programs which may allow for purchases of differing product lines.

         F.       YOU MAY NOT WITHHOLD
                  PAYMENTS DUE THE COMPANY.
                  -------------------------

         You will not withhold payment of any amount owed to the Company or its related companies on grounds of the alleged nonperformance by the Company of any of its obligations under this Agreement.

         G.       RIGHTS OF PARTIES ARE CUMULATIVE.
                  ---------------------------------

         All rights under this Agreement are cumulative and no exercise or enforcement of any right or remedy will preclude the exercise or enforcement by the Company or you of any other right or remedy under this Agreement or which the Company or you are entitled by law to enforce.

         H.       WAIVER OF PUNITIVE DAMAGES.
                  ---------------------------

         The Company and you hereby waive to the fullest extent permitted by law any right to or claim for any punitive or exemplary damages against the other and agree that, in the event of a dispute between them, each will be limited to the recovery of actual damages.

         I.       WAIVER OF JURY TRIAL.
                  ---------------------

         The Company and you irrevocably waive trial by jury in any action, proceeding or counterclaim, whether at law or in equity, brought by either of them.

         J.       LIMITATION OF CLAIMS.
                  ---------------------

         Any and all claims arising out of or relating to this Agreement or the relationship of the parties in connection with your operation of the Center will be barred unless an action or proceeding is commenced within 1 year from the date you or the Company knew or, by the exercise of reasonable diligence, should have known of the facts giving rise to these claims.

         K.       COSTS AND ATTORNEYS' FEES.
                  --------------------------

         If a claim for amounts you owe the Company or its related companies is asserted in any legal proceeding before a court of competent jurisdiction or an arbitrator, or if the Company or you are required to enforce this Agreement in a judicial or arbitration proceeding, the party prevailing in the proceeding will be entitled to recover from the other its costs and expenses, including reasonable accounting, paralegal, legal, expert witness, attorneys' fees and arbitrator fees, whether incurred prior to, in preparation for or in contemplation of the filing of any proceeding. If the Company is required to engage legal counsel in connection with any failure by you to pay when due amounts due the Company or to submit when due any reports, information or supporting records, or in connection with any failure to otherwise comply with this Agreement, you will reimburse the Company for any of the above listed costs and expenses incurred by it.

         L.       GOVERNING LAW.
                  --------------

         THIS AGREEMENT, THE FRANCHISE AND THE RELATIONSHIP OF THE PARTIES WILL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ARIZONA, EXCEPT TO THE EXTENT GOVERNED BY THE UNITED STATES TRADEMARK ACT OF 1946 (LANHAM ACT, 15 U.S.C. ss.ss.1051 ET SEQ.) AND EXCEPT THAT ALL ISSUES RELATING TO ARBITRABILITY OR THE ENFORCEMENT OR INTERPRETATION OF THE AGREEMENT TO ARBITRATE DESCRIBED IN SECTION 18B WILL BE GOVERNED BY THE UNITED STATES ARBITRATION ACT (9 U.S.C. ss.1 ET. SEQ.) AND THE FEDERAL COMMON LAW RELATING TO ARBITRATION.

         M.       CONSENT TO JURISDICTION AND VENUE.
                  ----------------------------------

         THE COMPANY MAY INSTITUTE ANY ACTION AGAINST YOU ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHICH IS NOT REQUIRED TO BE ARBITRATED) IN ANY STATE OR FEDERAL COURT OF GENERAL JURISDICTION IN THE COUNTY OF MARICOPA IN THE STATE OF ARIZONA, AND YOU IRREVOCABLY SUBMIT TO THE JURISDICTION OF THESE COURTS AND WAIVE ANY OBJECTION YOU MAY HAVE TO EITHER THE JURISDICTION OR VENUE OF ANY COURT.

         N.       FORCE MAJEURE.
                  --------------

         Neither the Company nor you will be liable for loss or damage or deemed to be in breach of this Agreement if its failure to perform its obligations results from: (1) transportation shortages, inadequate supply of labor, material or energy, or the voluntary foregoing of the right to acquire or use any of the foregoing in order to accommodate or comply with the orders, requests, regulations, recommendations or instructions of any federal, state or municipal government or any department or agency; (2) compliance with any law, ruling, order, regulation, requirement or instruction of any federal, state or municipal government or any department or agency; (3) acts of God; (4) fires, strikes, embargoes, war or riot; or (5) any other similar event or cause. Any delay resulting from any of said causes will extend performance or excuse performance, in whole or in part, as may be reasonable.

         O.       CONSTRUCTION.
                  -------------

         The preambles are a part of this Agreement, which constitutes the entire agreement of the parties, and there are no other oral or written understandings or agreements between the Company and you relating to the subject matter of this Agreement. This Agreement may not be modified except in a writing signed by both parties. This Agreement is binding upon the parties and their respective heirs, assigns and successors in interest. The headings of the several sections and paragraphs are for convenience only and do not define, limit or construe the contents of any section or paragraph. The term "you" is applicable to one or more persons, a corporation or a partnership, as the case may be, and the singular usage includes the plural and the masculine and neuter usages include the other and the feminine. References to "you" applicable to an individual or individuals means the principal owner or owners of the equity or operating control of you if you are a corporation or partnership. Reference to "immediate family" means parents, spouses, offspring and siblings, and the parents, offspring and siblings of spouses.

19.      NOTICES.
         --------

         All written notices and reports permitted or required to be delivered by this Agreement or the Operating Manual will be deemed so delivered at the time delivered by hand, 1 business day after being placed in the hands of a commercial courier service or United States Postal Service for overnight delivery or 3 days after placed in the Mail by Registered or Certified Mail, Return Receipt Requested, postage prepaid and addressed to the party to be notified at its most current principal business address of which the notifying party has been notified.

                             STATEMENT OF FRANCHISEE

         MicroAge Computer Centers, Inc. ("we", "us" or "our") and _____________ ______________________________________________________ ("you" or "your") plan to enter into a Franchise Agreement for the operation of a MicroAge Computer Center. It is our policy to verify that you are not relying upon any oral, written or visual statements, representations, promises or assurances relating to a MicroAge Computer Center that we have not authorized. Therefore, we want you to read the following statements and provide the necessary responses, where indicated, to the statements.

         1. You understand the business risks inherent in the ownership, development and operation of any business. You also know that the success or failure of the franchise depends in large part upon your skills and abilities, as well as competition, interest rates, the economy, inflation, labor and supply costs, lease terms and the market place. You are aware that the success of the venture involves business risk and is dependent upon your ability as an independent businessman.

         2. You have received and personally read and reviewed and understand the Franchise Agreement and its attachments. You agree that we have given you ample time and opportunity to consult with your advisors about the potential benefits and risks associated with operating a MicroAge Computer Center and entering into a Franchise Agreement. You have received and read and understand the Franchise Offering Circular prepared by us, and acknowledge that we have not made any oral, written or visual claims, representations, promises, agreements, contracts, commitments, understandings or statements which contradict or are inconsistent with and not contained in the Franchise Offering Circular, except for the following (if no exceptions, leave the following lines blank):

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

         3. The decision to join the MicroAge network is not as a result of any oral, written or visual representations, assurances, warranties, guarantees or promises made by us or any of our directors, officers, employees or agents (including any franchise broker) as to the likelihood of success of the franchise.

         4. You agree that you have not received or relied upon, any information, representations, warranties, guarantees, inducements, promises or agreements, express or implied, orally or otherwise, made by us or any of our directors, officers, employees or agents including any franchise broker) concerning the actual, average or projected sales, revenues, profits, earnings or likelihood of success that you might expect to achieve from operating a MicroAge Computer Center that are contrary to the statements made in the Franchise Offering Circular, except as follows (if no exceptions, leave the following lines blank):

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

         5. You agree that you have not received or relied upon, any promises, agreements, contracts, commitments, representations, understandings, "side deals" or other assurances, express or implied, orally or otherwise, with respect to any matter concerning advertising, marketing, media support, market penetration, training, support service or assistance that is contrary to the statements made in the Franchise Offering Circular, except the following (if no exceptions, leave the following lines blank):

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

         [The remainder of this page has been intentionally left blank.]

                                        FRANCHISEE

                                        If a corporation:



                                        ----------------------------------------
                                        By:
                                           -------------------------------------


                                        Title:  President

                                        If an individual:


                                        ----------------------------------------
                                                                  , individually
                                        --------------------------
                                        [Print Name]



                                        ----------------------------------------
                                                                  , individually
                                        --------------------------
                                        [Print Name]




                                        ----------------------------------------
                                                                  , individually
                                        --------------------------
                                        [Print Name]


This Statement was received by
MicroAge Computer Centers, Inc.
on _______________________, 19___.

MicroAge Legal Department Approval:

By:
   -----------------------------

Title:
      --------------------------
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